UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BIOATLA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

11085 Torreyana Road

San Diego, California 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE ADJOURNED TO MARCH 23, 2026

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the special meeting of stockholders (the “Special Meeting”) of BioAtla, Inc. (the “Company”) will be held on March 4, 2026, at 8:30 a.m. Pacific Time and will be convened for the sole purpose of adjourning the Special Meeting to a later date and time. The Special Meeting will be adjourned and reconvened virtually on March 23, 2026, at 8:30 a.m. Pacific Time. The Special Meeting may be further adjourned or postponed as the Company determines to be necessary or advisable. The Special Meeting will be held for the following purposes, as more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on February 11, 2026 (the “Proxy Statement”):

1.	To approve and adopt the Agreement and Plan of Merger, as amended from time to time, including pursuant to Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”), which was adopted by the Board of Directors of the Company and executed by the parties to that certain Agreement and Plan of Merger, dated as of January 30, 2026 (the “Merger Agreement”), by and between the Company and its wholly-owned subsidiary, BA Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger Proposal”).

2.	To authorize an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Merger Proposal (the “Adjournment Proposal”).

3.	To transact such other business as may properly come before the Special Meeting by or at the direction of the Board of Directors of the Company.

Stockholders will need the control number on your proxy card to attend, vote and otherwise participate at the Special Meeting. If you are a beneficial owner who does not have a control number, you should contact your broker, bank or other nominee regarding instructions to attend the Special Meeting.

The record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof remains February 2, 2026. Only stockholders of record as of the close of business on February 2, 2026, are entitled to receive notice of, to attend and participate, and to vote at the Special Meeting. At the close of business on the record date, there were 74,263,742 shares of Common Stock outstanding and entitled to vote.

We previously provided the Proxy Statement to our stockholders of record as of the close of business on February 2, 2026, which provided detailed information about the previously scheduled special meeting and the aforementioned proposals. The Merger Agreement, in the form entered into as of January 30, 2026, is attached as Annex A to such Proxy Statement (the “Initial Agreement)”, which can be accessed at the following web address: https://www.sec.gov/Archives/edgar/data/1826892/000153949726000331/n5620_x2-defm14a.htm. Amendment No. 1, in the form entered into as of March 2, 2026, is attached hereto as Appendix A.

Pursuant to the Initial Agreement, (i) Merger Sub would merge with and into the Company, with the Company surviving, (ii) every fifty (50) shares of Common Stock issued and outstanding, or held as treasury stock, would be converted into one (1) share of common stock of the surviving corporation, which shall be the Company, and (iii) the Company’s Amended and Restated Certificate of Incorporation would be amended and restated to, among other things, exempt future amendments to Article IV thereof from the supermajority voting requirements of Article IX and instead default to the voting requirements provided by Delaware law.

Following the filing of the Proxy Statement, the Company was informed that, due to amendments to the Company’s Amended and Restated Certificate of Incorporation contemplated by the Initial Agreement, the Merger Proposal, as well as the Adjournment Proposal, would be considered non-routine proposals, such that brokers would not be able to vote shares held in street name on such proposals absent instructions from the beneficial owner. Because no routine proposal would have been submitted at the previously scheduled special meeting, shares held in street name for which brokers have not received voting instructions would not have been considered present at the meeting, which inhibited the Company’s ability to establish a quorum for the meeting.

To address this, the Company and Merger Sub amended the Merger Agreement, pursuant to Amendment No. 1 thereto, to provide that the Company’s Amended and Restated Certificate of Incorporation shall be unaffected by the merger contemplated thereby and shall be the certificate of incorporation of the surviving corporation. At the Special Meeting, the Merger Agreement, as so amended, will be submitted for stockholder approval pursuant to the Merger Proposal. Accordingly, it is anticipated that the Merger Proposal and the Adjournment Proposal will be considered routine proposals, upon which brokers will have discretion to vote shares held in street name without instructions from the beneficial owners.

The Merger Proposal and the Adjournment Proposal are described in more detail in the Proxy Statement in the sections titled “Proposal One: Merger Proposal,” and “Proposal To: Adjournment Proposal,” respectively. The Proxy Statement and the attachments thereto are incorporated herein by reference, other than any information therein relating to (i) the date and time of, (ii) the means of remote communication to access, and (iii) and the granting and revocation of proxies with respect to, the Special Meeting, and the paragraph under the heading “Reasons for Exempting Future Amendments to Article IV of the Company’s Amended and Restated Certificate of Incorporation from the Supermajority Voting Requirements of Article IX” on page 11 of the Proxy Statement, which are addressed by this notice. We urge you to read such Proxy Statement and attachments carefully. If you need assistance accessing the Proxy Statement, including its attachments, please contact Alliance Advisors, LLC, at 1-855-206-1653.

The Board of Directors of the Company continues unanimously to recommend that you vote: (1) “FOR” the Merger Proposal; and (2) “FOR” the Adjournment Proposal.

Your vote is important regardless of the number of shares that you own. Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Accordingly, whether or not you plan to attend the Special Meeting, you are requested to vote your shares by proxy promptly either (a) by signing and returning the proxy card previously sent to you or (b) by telephone or via the internet as described in the proxy card previously sent to you. Voting in any of these ways will not prevent you from voting your shares at the Special Meeting if you subsequently choose to attend.

At the Special Meeting, we intend to vote previously submitted proxies that have not been revoked as specifically instructed or, if no direction was given, “FOR” each of the Merger Proposal and the Adjournment Proposal. If you are a stockholder of record as of the record date, you may change your vote or revoke your proxy by (i) granting a new proxy by telephone or via the internet at a later time or bearing a later date (which automatically revokes the earlier proxy) before 11:59 p.m. Eastern Time, on March 22, 2026, (ii) delivering a later dated proxy card or a written notice of revocation to Company’s Corporate Secretary at BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121, prior to your shares being voted, or (iii) if you have properly registered, participating in the Special Meeting by accessing the link provided to you via email and voting electronically online at https://AALvote.com/BCAB. Participation alone at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at https://AALvote.com/BCAB.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. We intend to ask your bank, broker or other nominee to vote your shares in accordance with any previously-delivered voting instruction form, but we cannot guarantee that your bank, broker or other nominee will vote your shares with respect to any of the proposals if you do not submit a new voting instruction form for the Special Meeting. You should contact your bank, broker or other nominee (a) to determine whether they will vote your shares at the Special Meeting as previously directed with respect to the originally convened special meeting, (b) for directions as to how to change or revoke any prior voting instructions, and (c) for any requirement to obtain a “legal proxy”, which is necessary for a beneficial owner to vote at the Special Meeting.

If you are a stockholder of record on the record date, in order to attend the Special Meeting, you must register at http://viewproxy.com/BCAB/2026 by 11:59 p.m. Eastern Time on March 22, 2026. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you receive via email in your registration confirmation. If you already registered for the originally convened special meeting, you must register again for the Special Meeting.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors

Dated: March 2, 2026

APPENDIX A

AMENDMENT NO. 1 TO
AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 to Agreement and Plan of Merger (this “Amendment”) is made and entered into as of March 2, 2026, by and between BioAtla, Inc., a Delaware corporation (the “Company”), and BA Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and amends that certain Agreement and Plan of Merger, dated as of January 30, 2026, by and between the Company and Merger Sub (the “Merger Agreement”). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Merger Agreement.

Whereas, the Company and Merger Sub desire to amend the Merger Agreement as set forth in this Amendment.

Now, therefore, the parties hereto have agreed as follows:

1. The Merger Agreement is hereby amended by deleting Section 5 thereof and replacing such provision in its entirety with the following:

“Section 5. Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Company shall be unaffected by the Merger and shall be the Certificate of Incorporation of the Surviving Corporation.”

2. The Merger Agreement is hereby amended by deleting Exhibit A to the Merger Agreement in its entirety.

3. Other than as expressly amended pursuant to this Amendment, all of the provisions of the Merger Agreement are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms.

4. This Amendment shall form a part of the Merger Agreement for all purposes, shall be binding on the parties, and from and after the execution of this Amendment by the parties, any reference to the Merger Agreement shall be deemed a reference to the Merger as amended by this Amendment.

5. The provisions of Sections 13 through 17 of the Merger Agreement are incorporated herein by reference and shall apply mutatis mutandis to this Amendment.

[Signature Page(s) Follow(s)]

In witness whereof, this Amendment, having first been duly approved by the respective Boards of Directors of each of the Company and Merger Sub, is hereby executed on behalf of each of said corporations by their respective officers thereunto duly authorized as of the date set forth above.

BIOATLA, Inc.

a Delaware corporation

By:    /s/ Jay M. Short

Name: Jay M. Short

Title: Chief Executive Officer

BA Merger Sub, Inc.

a Delaware corporation

By:    /s/ Christian Vasquez

Name: Christian Vasquez

Title: President, Secretary & Treasurer

APPENDIX B

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/BCAB Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: NAME & ADDRESS HERE Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Scan QR Code for Digital Voting As a stockholder of BioAtla, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner CONTROL NUMBER as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on March 22, 2026. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. BIOATLA, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE RECONVENED ON MARCH 23, 2026 AT 8:30 a.m. PST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIOATLA, INC. The stockholder(s) hereby appoint(s) Jay M. Short, Ph.D. and Christian Vasquez, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BioAtla, Inc. that the stockholder(s) is/are entitled to vote at the Reconvened Special Meeting of Stockholders to be held at 8:30 a.m. PST on March 23, 2026, and any adjournment or postponement thereof. The Reconvened Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/BCAB/2026 by 11:59 p.m. EST on March 22, 2026. On the day of the Reconvened Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Reconvened Special Meeting of Stockholders are contained in the "Notice of Special Meeting of Stockholders to be Adjourned to March 23, 2026" sent to stockholders of record as of the close of business on February 2, 2026. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature ____________________________________________________ Date ________________________________________________________ Title__________________________________________________________ Signature (Joint Owners) ______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or Address Change: person. (If you noted any Address Changes above, please mark box.) ☐ NAME & ADDRESS HERE BARCODE HERE CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Reconvened Special Meeting of Stockholders to be held on March 23, 2026: The Proxy Statement is available at: https://web.viewproxy.com/BCAB/2026 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted in accordance with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” Proposals 1 and 2. Please mark your votes like this 1. Approve and adopt the Agreement and Plan of Merger, as amended from time to time, by and between BioAtla, Inc. (the “Company”) and its wholly owned subsidiary, BA Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger Proposal”). FOR ☐ AGAINST ☐ ABSTAIN ☐ 2. Authorize an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Merger Proposal. FOR ☐ AGAINST ☐ ABSTAIN ☐